                                  SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [_]

Filed by a Party other than the Registrant [X]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-12

                    COMPUTER ASSOCIATES INTERNATIONAL, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                            RANGER GOVERNANCE, LTD.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                               EXPLANATORY NOTE

     Ranger Governance, Ltd., a Texas limited partnership ("Ranger") is filing the materials contained in this Schedule 14A with the Securities and Exchange Commission in connection with a solicitation of proxies (the "Solicitation") in support of electing Ranger nominees to the board of directors of Computer Associates International, Inc. ("Computer Associates") at the 2001 annual meeting of stockholders of Computer Associates.



Table of Contents
-----------------

     Ranger Press Release                               Item 1

     Ranger Media Advisory                              Item 2

Content of Items 1-2
--------------------

For Immediate Release


                      RANGER GOVERNANCE ADDS TWO NOMINEES
           FOR COMPUTER ASSOCIATES' BOARD TO FIELD FULL SLATE OF 10

      Dennis Crumpler, Founder of XcelleNet, and Former Texas Instruments Executive Richard J. Agnich Join Group of Independent, Proven Executives
                       With Valuable Industry Experience

Dallas, Texas, June 29, 2001 - Ranger Governance, Ltd. announced today the addition of two seasoned executives from the computer software and electronics industries to its independent slate of nominees for the Board of Directors of Computer Associates International, Inc. (NYSE: CA).

The new nominees are Dennis Crumpler, founder of XcelleNet, Inc., the industry leader in systems management for large-scale remote and mobile systems, and Richard J. Agnich, recently retired Senior Vice President, Secretary and General Counsel of Texas Instruments, one of the world's leading electronics companies.

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position CA for future growth, and dramatically improve its relations with customers, employees and investors. Last week, CA increased the number of Board members from eight to 10. Ranger is now running a full slate of 10 for the expanded Board.

Ranger's Sam Wyly said, "Dennis Crumpler and Dick Agnich are two very highly-qualified and truly independent leaders with decades of experience directly relevant to Computer Associates. We are proud to have them on the Ranger team."

"The Ranger slate will bring to CA a Board made up of world-class leaders with deep and strong software industry experience and related expertise, Mr. Wyly added. "Many of us were involved with companies where CA software products were created and originally introduced to the marketplace. We are committed to giving CA independent, proven leadership that will provide strategic direction, restore integrity and assure accountability to shareholders, so we can get CA growing and build value for shareholders."

Mr. Wyly continued, "We have gone from eight nominees to 10, because we think that shareholders should be able to vote on slates of candidates that are equal in number, although that's the only thing equal about these two slates. The current CA Board is a rubber stamp that will approve anything the current senior management wants - even if it's $1 billion in stock at a time when individual investors are losing money.

Dennis Crumpler

Mr. Crumpler currently is General Partner of CIMCO, LLC, an investment management company that includes an early stage venture fund. CIMCO, LLC has invested in companies including Green Mountain Energy, Francisco Partners, Seventh Wave Technologies and Fulcrum Ventures. Mr. Crumpler founded XcelleNet in 1986. The company completed its IPO in 1994 and was acquired by Sterling Commerce, Inc. in 1998. Earlier, Mr. Crumpler co-founded Sales Technologies, Inc., a successful pioneer in field sales automation software that was sold to Dun & Bradstreet in 1989. He began his business career in 1982 as a consultant with McKinsey and Company.

Richard J. Agnich

Until his retirement from Texas Instruments in 2000, Mr. Agnich spent 27 years with the electronics leader, serving from 1988 to 2000 as Senior Vice President, Secretary and General Counsel. He was also a member of TI's Strategy Leadership Team, and shared responsibility for transforming the company from a diversified electronics conglomerate into a focused and digital signal processing and analog integrated circuit company. He is a member of the board of trustees of Austin College, and serves as Chairman of the Entrepreneurs Foundation of North Texas.

The other Ranger Governance nominees are:

 .    Sam Wyly - manager of Ranger Capital and founder of University Computing
     Company, Sterling Software, Sterling Commerce and other companies.
 .    Bob Cook - founder of VM Software, founder of Systems Center, Director of
     Sterling Commerce, software venture capitalist, and CEO of Sigaba Corp.
 .    Mark Cuban - founder and former CEO of two software companies,
     Broadcast.com and MicroSolutions, a value-added reseller and systems integrator, like many CA customers, and now owner of the Dallas Mavericks basketball team;
 .    Dixon Doll - founder and manager of venture capital firm DCM and strategy consulting firm DMW Group, with a Ph.D. in engineering;
 .    Dr. Wendy Lee Gramm - Distinguished Senior Fellow at George Mason
     University, director of Enron, and former Chairman, U.S. Commodity Futures Trading Commission, with a Ph.D. in economics;
 .    Stephen Perkins - co-founder of Sterling Commerce, with 31 years experience in the development and marketing of commercial software products;
 .    Cece Smith - former Chairman, Federal Reserve Bank of Dallas and co-founder and managing partner, Phillips-Smith-Machens Venture Partners, and a C.P.A;
 .    Elizabeth VanStory - former President of iMotors.com and Vice President of
     OfficeDepot.com, and now a management consultant.

Ranger Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:

Michael Gross or Eric Andrus
212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com.
                                                     -----------------
Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on
Schedule 14A filed by Ranger Governance with the SEC on June 29, 2001.

This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.

                                     # # #

MEDIA ADVISORY
--------------

RANGER GOVERNANCE TO HOLD NEWS CONFERENCE TO INTRODUCE NEW COMPUTER ASSOCIATES'
 BOARD CANDIDATES AND DISCUSS OTHER RECENT DEVELOPMENTS IN PROXY SOLICITATION

Dallas, Texas, June 29, 2001 - Ranger Governance, Ltd. will hold a teleconference with reporters to introduce two new members of its proposed Board of Directors for Computer Associates International, Inc. (NYSE: CA), and to discuss other developments in its proxy solicitation of the stockholders of the company.

Participants to include:

          Sam Wyly, Manager of Ranger Governance

          Dennis Crumpler, newly proposed Board Member and founder of XcelleNet, Inc.

          Richard J. Agnich, newly proposed Board Member and a 27-year veteran of Texas Instruments.

When:     Friday, June 29, 2001 at 1:00 p.m. EDT

Dial-in:  Toll Free Number (U.S. only): 888-395-7978
          Outside the U.S.: +1-712-257-0488
          Passcode: Ranger
          Conference Leader: Eric Andrus
          (Both the passcode and the leader's name are required to join the call)

     **Live Webcast** A live Webcast of the call is available on the Ranger Governance Web site at www.rangergov.com


Note: A recording of the teleconference will be available beginning at 4:00 today and ending at 6:00 PM on Monday, July 2:

               Toll Free Number (U.S. only): 888-567-0375
               Outside the U.S.: +1-402-998-1745
               Passcode: 3546

Ranger Governance, a Dallas-based investment company created by entrepreneurs Sam Wyly and Charles Wyly, announced on June 21 that it has initiated a proxy solicitation of the stockholders of Computer Associates, nominating a slate of replacements for the Company's current Board of Directors, and proposing a comprehensive restructuring plan to maximize shareholder value, position Computer Associates for future growth, and dramatically improve its relations with customers, employees and investors. Ranger

Governance is an affiliate of Ranger Capital Group, a multi-manager investment fund based in Dallas, Texas. More information about Ranger Governance is available at www.rangergov.com.

Contact:
Michael Gross or Eric Andrus
212.484.7634

Important Information

Ranger Governance plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger Governance's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER GOVERNANCE ADVISES SECURITY HOLDERS TO READ ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger Governance at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, by contacting Morrow & Co., Inc. at 212-754-8000, or at www.rangergov.com.
                                                     -----------------
Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of Computer Associates' shareholders is available in the Soliciting Materials on
Schedule 14A filed by Ranger Governance with the SEC on June 29, 2001.

This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.


                                    # # # #

                             IMPORTANT INFORMATION

     Ranger plans to file a proxy statement with the Securities and Exchange Commission relating to Ranger's solicitation of proxies from the stockholders of Computer Associates with respect to the Computer Associates 2001 annual meeting of stockholders. RANGER ADVISES SECURITY HOLDERS TO READ RANGER'S PROXY STATEMENT WHEN IT BECOMES AVAILABLE, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. Ranger's proxy statement will be available for free at www.sec.gov, along with any other relevant documents, including the soliciting material that identifies the participants in Ranger's solicitation and describes their interests. You may also obtain a free copy of Ranger's proxy statement, when it becomes available, by writing to Ranger at 300 Crescent Court, Suite 1000, Dallas, Texas 75201, calling Morrow & Co., Inc. at (212) 754-8000 or visiting Ranger's web site at www.rangergov.com. Detailed information regarding the names, affiliation and interests of individuals who may be deemed participants in the Solicitation is available in soliciting materials on
Schedule 14A filed by Ranger with the Securities and Exchange Commission on June 29, 2001.

     This document contains expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs, including those relating to maximizing stockholder value, are the opinions and beliefs of Ranger. In addition, the Ranger nominees' plans for Computer Associates could change after election based on the exercise of their fiduciary duties to the stockholders of Computer Associates in the light of their knowledge and the circumstances at the time.